Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	2/29/12
Signature of Authorized Individual*	Date

Andrew Hinkelman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended January 31, 2012 include activity through week ended January 29, 2012.

TMI - United States	Actuals 1/4/2012 - 1/29/2012	Budget 1/4/2012 - 1/29/2012	Variance 1/4/2012 - 1/29/2012	Actuals Case to Date
Beginning Cash Balance	$977,445	$977,505	$(60)	$977,445

Inflows
Trade Receivable	$561,061	$489,184	$71,877	$561,061
Other Inflows	6,292	5,482	810	6,292

Total Inflows	$567,353	$494,666	$72,687	$567,353

Outflows
Payroll	$(1,464,701)	$(989,779)	$(474,922)	$(1,464,701)
Severance	—	—	—	—
Rent	—	—	—	—
Accounts Payable	(271,500)	(270,500)	(1,000)	(271,500)
Professional Fees	(118,835)	(118,800)	(35)	(118,835)
Other Expenses	(482,532)	(513,580)	31,048	(482,532)

Total Outflows	$(2,337,569)	$(1,892,659)	$(444,910)	$(2,337,569)

Restructuring Outflows
Professional and Advisory Fees	$—	$—	$—	$—

Critical Vendor Catch-up	—	—	—	—
Total Outflows	$—	$—	$—	$—

IC Transfers / Adjustments	$2,500,000	$2,020,488	$479,512	$2,500,000

Net Change in Cash	$729,784	$622,495	$107,290	$729,784

Ending Cash Balance	$1,707,229	$1,600,000	$107,229	$1,707,229

2	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 1/4/2012 - 1/29/2012	Budget 1/4/2012 - 1/29/2012	Variance 1/4/2012 - 1/29/2012	Actuals Case to Date
Beginning Cash Balance	$14,659,170	$14,658,335	$835	$14,659,170

Inflows
Trade Receivable	$—	$—	$—	$—
Other Inflows	1,000,394	1,000,394	—	1,000,394

Total Inflows	$1,000,394	$1,000,394	$—	$1,000,394

Outflows
Accounts Payable	(8,365,272)	(7,878,721)	(486,551)	(8,365,272)
Other Expenses	877	(8,507)	9,384	877

Total Outflows	$(8,364,395)	$(7,887,228)	$(477,167)	$(8,364,395)

Restructuring Outflows	$—	$—	$—	$—
Professional and Advisory Fees	—	—	—	—
Critical Vendor Catch-up	—	(1,000,000)	1,000,000	—

Total Outflows	$—	$(1,000,000)	$1,000,000	$—

IC Transfers / Adjustments[1]	$(1,716,932)	$6,452,268	$(8,169,201)	$(1,716,932)

Net Change in Cash	$(9,080,933)	$(1,434,566)	$(7,646,367)	$(9,080,933)

Ending Cash Balance	$5,578,237	$13,223,770	$(7,645,533)	$5,578,237

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$8,364,395	$2,337,569	$10,701,963
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	2,376,389	—	2,376,389
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$10,740,784	$2,337,569	$13,078,352

[1]	Note amount represents gross transfers out of $2,376,389 offset by transfers into TMFE of $659,457.

3	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

None paid in January 2012.

4	MOR-1b

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$(0)
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	7,889
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	1,696,952
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(5,434)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	7,821

Total			$1,707,229

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	2,711,986
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	7,619
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	143,294
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	96,080
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	2,619,258
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—

Total			$5,578,237

[1]	Schedule reflects book balance at each Debtor as of January 29, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above and can be provided upon request.

/s/ Andrew Hinkelman	2/29/12
Andrew Hinkelman	Date
Chief Restructuring Officer

5	MOR-1b

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	January 2012	Cumulative Filing to Date	January 2012	Cumulative Filing to Date
Gross Revenue
Third Party	$97,222	$97,222	$238,973	$238,973
Affiliates	8,868,469	8,868,469	4,880,514	4,880,514

Net Revenues	$8,965,691	$8,965,691	$5,119,487	$5,119,487

Cost of Revenues
Third Party through TMHK	$8,138,074	$8,138,074	$429,301	$429,301
Affiliates	10,410,395	10,410,395	—	—

Total Cost of Revenues	$18,548,469	$18,548,469	$429,301	$429,301

Gross Profit	$(9,582,777)	$(9,582,777)	$4,690,186	$4,690,186

Research and development expenses	$1,162,715	$1,162,715	$2,305,821	$2,305,821
Selling, general and administrative expenses	1,717	1,717	3,910,613	3,910,613
Insider Compensation*	—	—	94,342	94,342
Restructuring Charges	—	—	(21,000)	(21,000)

Total operating expenses	1,164,432	1,164,432	6,289,775	6,289,775

Income (loss) from operations	$(10,747,210)	$(10,747,210)	$(1,599,589)	$(1,599,589)

Interest and other income (expense), net (see detail)	(217,512)	(217,512)	3,336	3,336

Income (loss) before income taxes	$(10,964,721)	$(10,964,721)	$(1,596,254)	$(1,596,254)

Provision for (benefit from) income taxes	129	129	—	—

Net Income (Loss) Before Reorganization Items	$(10,964,850)	$(10,964,850)	$(1,596,254)	$(1,596,254)

REORGANIZATION ITEMS
Professional Fees	$—	$—	$—	$—
U.S. Trustee Quarterly Fees	—	—	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses (see detail)	—	—	—	—

Total Reorganization Expenses	$—	$—	$—	$—

Net Profit (Loss)	$(10,964,850)	$(10,964,850)	$(1,596,254)	$(1,596,254)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$8,580	$8,580	$—	$—
Unrealized Forex Gain/Loss	(96,651)	(96,651)	—	—
Other Income	25,313	25,313	3,329	3,329
Interest Expenses	(196,760)	(196,760)	—	—
Currency Remeasurement Adj.	41,489	41,489	—	—
Interest Earned	518	518	6	6

Total	$(217,512)	$(217,512)	$3,336	$3,336

Note: The financial statements presented above are based on the Debtors’ preliminary results and may be revised based on final closing entries and review procedures.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

6	MOR-2

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

BALANCE SHEET

	TMFE		TMI
	January 2012	Cumulative Filing to Date	January 2012	Cumulative Filing to Date
ASSETS
Current assets
Cash and cash equivalents	$5,584,167	$5,584,167	$452,192	$452,192
Accounts receivable, net	7,525,313	7,525,313	777,703	777,703
Accounts receivable from related parties	1,996,988	1,996,988	234,787	234,787
Inventory	10,522,235	10,522,235	—	—
Note receivable from related party	20,884,003	20,884,003	—	—
Prepaid expenses and other current assets	10,812,109	10,812,109	1,158,498	1,158,498

Total current assets	$57,324,815	$57,324,815	$2,623,180	$2,623,180

Property and equipment, net	$371,636	$371,636	$2,102,627	$2,102,627
Intangible Assets, net	41,330,419	41,330,419	—	—
Affiliates Receivable	50,142,444	50,142,444	98,543,604	98,543,604
Other Non-current Assets (see detail)	72,998,092	72,998,092	198,408,481	198,408,481

Total Assets	$222,167,406	$222,167,406	$301,677,892	$301,677,892

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$1,130,065	$1,130,065	$167,714	$167,714
Taxes Payable	44,675	44,675	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	—	—
Affiliates Payable	9,306,877	9,306,877	340,371	340,371
Amounts Due to Insiders*	1,288,062	1,288,062	—	—
Other Post-petition Liabilities (see detail)	8,931,285	8,931,285	1,431,071	1,431,071

TOTAL POST-PETITION LIABILITIES	$20,700,965	$20,700,965	$1,939,155	$1,939,155

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt	—	—	1,183,364	1,183,364
Unsecured Debt	179,527,378	179,527,378	36,123,173	36,123,173

TOTAL PRE-PETITION LIABILITIES	$179,527,378	$179,527,378	$37,306,536	$37,306,536

TOTAL LIABILITIES	$200,228,343	$200,228,343	$39,245,692	$39,245,692

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(197,998)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	356,755,746	356,755,746
Retained Earnings – Pre-Petition	(138,770,437)	(138,770,437)	(88,344,928)	(88,344,928)
Retained Earnings – Post-petition	(11,006,339)	(11,006,339)	(5,780,620)	(5,780,620)

NET OWNER EQUITY	21,939,063	21,939,063	262,432,200	262,432,200

TOTAL LIABILITIES AND OWNERS EQUITY	$222,167,406	$222,167,406	$301,677,892	$301,677,892

Note: The financial statements presented above are based on the Debtors’ preliminary results and may be revised based on final closing entries and review procedures.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

7	MOR-3

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

BALANCE SHEET

	TMFE		TMI
	January 2012	Cumulative Filing to Date	January 2012	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	(1,910,771)	(1,910,771)
Other Prepaid & Receivables	7,905,090	7,905,090	2,768,136	2,768,136
VAT Receivable	2,907,019	2,907,019	—	—

Total	$10,812,109	$10,812,109	$1,158,498	$1,158,498

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,259	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	16,848,448	16,848,448	533,355	533,355

	$72,998,092	$72,998,092	$198,408,481	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$(245,713)	$(121,458)
Customer Prepaid	(1,472,222)	(1,472,222)	(5,489)	(5,489)
Accrued NRE	(29,636)	(29,636)	(1,166,952)	(1,166,952)
Accrued Royalties	(232,114)	(232,114)	—	—
Other Accrued Expenses	(249,935)	(249,935)	—	—
Accrued VAT	(44,675)	(44,675)	—	—
Other Liabilities	(4,425)	(4,425)	(12,917)	(12,917)
Deferred Margin	(6,898,279)	(6,898,279)	—	—

Total	$(8,931,285)	$(8,931,285)	$(1,431,071)	$(1,306,815)

Note: The financial statements presented above are based on the Debtors’ preliminary results and may be revised based on final closing entries and review procedures.

8	MOR-3

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of January 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of January 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	2/29/12
Andrew Hinkelman	Date
Chief Restructuring Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$167,714	$—	$—	$—	$—	$167,714
Wages Payable		—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other Accrued Payable	—	—	—	—	—	—

Total Postpetition Debts	$167,714	$—	$—	$—	$—	$167,714

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,130,065	$—	$—	$—	$—	$1,130,065
Wages Payable	—	—	—	—	—	—
Taxes Payable	44,675	—	—	—	—	44,675
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	9,306,887	—	—	—	—	9,306,887
Amounts Due to Insiders*	1,288,062	—	—	—	—	1,288,062
Other Accrued Payable	8,886,611	—	—	—	—	8,886,611

Total Postpetition Debts	$20,656,300	$—	$—	$—	$—	$20,656,300

Explain how and when the Debtor intends to pay any past-due postpetition debts:

All postpetition debts are current as of January 31, 2012.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

9	MOR-4

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: January 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$1,549,448	$2,996,988
+ Amounts billed during the period	5,119,487	8,965,691
- Amounts collected during the period	5,656,446	2,440,378

Total Accounts Receivable at the end of the reporting period	$1,012,490	$9,522,301

Accounts Receivable Aging
0 - 30 days old	$745,523	$9,522,301
31 - 60 days old	32,180	—
61 - 90 days old	—	—
91+ days old	238,725	—

Total Accounts Receivable	$1,016,427	$9,522,301
Amount considered uncollectible (Bad Debt)	3,938	—

Accounts Receivable (Net)	$1,012,490	$9,522,301

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

10	MOR-4